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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------

       Date of Report (Date of earliest event reported): October 17, 2006


                             SLADE'S FERRY BANCORP.
             (Exact name of registrant as specified in its charter)


        Massachusetts                000-23904               04-3061936
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)

      100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 675-2121

                                 Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01  Entry Into a Material Definitive Agreement

      Effective October 17, 2006 Slade's Ferry Bancorp. (the "Company") and Slade's Ferry Trust Company (the "Bank") jointly entered into Change of Control Agreements with two employees, Alan Melidossian and James Rizzo in the form attached as Exhibit 10.9 to the Company's filing on Form 8-K, filed with the Securities and Exchange Commission on January 13, 2005.

      Generally, each agreement provides that the Bank may terminate the employment of any employee covered by the agreement, with or without cause, at any time prior to a "change of control" or "pending change of control" (as each such term is defined in the agreement) without obligation for severance benefits. However, upon the occurrence of a "change of control" or "pending change of control", the employee will receive severance benefits if his or her employment is terminated without cause or the employee resigns with good reason. The severance benefits would generally be equal to the value of the cash compensation and fringe benefits that the employee would have received if he or she had continued working for one additional year. The term of each agreement is perpetual until one year after the date on which the Bank notifies the employee of its intention to terminate the agreement (the "Initial Expiration Date") or, if later, the first anniversary of the latest "change of control" or "pending change of control" that occurs before the Initial Expiration Date.


Item 2.02  Results of Operations and Financial Condition.

      The Company issued a press release on October 18, 2006 disclosing certain information concerning its third quarter 2006 results of operations and financial condition.

      A copy of that press release is attached as Exhibit 99.1 hereto.


Item 9.01  Financial Statements and Exhibits.

      (d)   Exhibits

      99.1  Press release of Slade's Ferry Bancorp dated October 18, 2006.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SLADES FERRY BANCORP
                                  (Registrant)


                                  By:    /s/ Deborah A. McLaughlin
                                         --------------------------------
                                  Name:  Deborah A. McLaughlin
                                  Title: Executive Vice President and Chief
                                         Financial Officer/Chief Operations
                                         Officer

Date:  October 18, 2006